UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 18, 2026

JBT Marel Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-34036	91-1650317
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

333 West Wacker Drive, Suite 3400
Chicago, IL 60606
(Address of principal executive offices, including Zip Code)
(312) 861-5900
(Registrant’s telephone number, including area code)

70 West Madison Street, Suite 4400
Chicago, IL 60602
(Former name or former address, if changed since last report)

Check the appropriate box below if the Forms 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.01 per share	JBTM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act	☐

Item 7.01 Regulation FD Disclosure.

On February 18, 2026, JBT Marel Corporation ("JBT Marel" or the "Company") announced that its previously disclosed plan to realign its reportable segments went into effect for the fourth quarter of 2025.

Following the January 2, 2025 acquisition of Marel hf. and prior to the segment realignment, the Company operated through two segments, JBT and Marel, which were comprised of the legacy operations of the Company and Marel hf., respectively. Effective during the fourth quarter of fiscal 2025, the Company realigned its reportable segments to better reflect the continued integration of the Company’s operating model. Giving effect to the realignment, there are two reporting segments, Protein Solutions and Prepared Food and Beverage Solutions. Commencing in the fourth quarter of 2025, the information regularly provided to, and reviewed by, the chief operating decision maker, who is the Chief Executive Officer, for purposes of resource allocation and performance evaluation reflected the revised reportable segment structure.

Exhibit 99.1 includes recast historical segment results reflecting the changes to the Company’s segments for the quarters ended March 31, June 30 and September 30, 2025 and the years ended December 31, 2024 and 2023. These changes had no impact on the Company’s previously reported consolidated net revenue, net earnings, net earnings per share or total assets.

The information, including Exhibit 99.1, furnished in this report is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.
    (d) Exhibits.

Exhibit No.	Description
99.1	Recast segment results for the quarters ended March 31, June 30 and September 30, 2025 and the years ended December 31, 2024 and 2023.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JBT Marel Corporation

Date: February 18, 2026	By:	/s/ Matthew J. Meister
	Name	Matthew J. Meister
	Title	Executive Vice President and Chief Financial Officer